Supplement Dated August 30, 2016 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective August 30, 2016, the PIMCO VIT Money Market Portfolio – Institutional Class will be closed and all funds will be liquidated. Unless you provide us with instructions otherwise, any proceeds of the liquidation out of the PIMCO VIT Money Market Portfolio – Institutional Class will be transferred to the Goldman Sachs VIT Government Money Market Fund.

Effective August 30, 2016, the Goldman Sachs Variable Insurance Trust and the PIMCO Variable Insurance Trust listings in the description of The Funds located on page 9 of your Product Prospectus, will be deleted and replaced as follows:

Funds, Investment Advisers, and Distributors	Funds Available Under the Policy	Type of Fund
Goldman Sachs Funds Variable Insurance Trust Managed by Goldman Sachs Asset Management, L.P. Distributed by Goldman, Sachs & Co.	Goldman Sachs VIT Mid Cap Value Fund Goldman Sachs VIT Government Money Market Fund	Mid Cap Stocks Government Money Market
PIMCO Variable Insurance Trust Managed by Pacific Investment Management Company LLC Distributed by PIMCO Investments LLC	PIMCO VIT High Yield Portfolio PIMCO VIT Total Return Portfolio	High Yield Securities Fixed Income -Total Return

CVUL l and CVUL ll Product Prospectus Supplement (08/2016)